
                                  UNITED STATES                 ------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION                   OMB APPROVAL
                             Washington, D.C. 20549             ------------------------------------
                                                                OMB Number:                3235-0060
                                                                Expires:              March 31, 2006
                                                                Estimated average burden
                                                                hours per response        .....28.00
                                                                ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported ) March 22, 2005
                                                         -----------------------


                         FairPoint Communications, Inc.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      333-56365               13-3725229
          --------                      ---------               ----------
------------------------------  --------------------------- -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              521 East Morehead Street,
                      Suite 250,
               Charlotte, North Carolina                         28202

           -----------------------------------             ------------------
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code     (704) 344-8150
                                                        --------------

                                       N/A
               ---------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02        Results of Operations and Financial Condition

         On March 22, 2005, FairPoint Communications, Inc. (the "Company") issued a press release reporting the financial results for its fourth quarter and fiscal year ended December 31, 2004 (the "Earnings Announcement"). A copy of the Earnings Announcement is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

         On March 23, 2005, the Company held a conference call to discuss the financial results of the Company for its fourth quarter and fiscal year ended December 31, 2004. A copy of the transcript (the "Transcript") of the call is attached to this Current Report as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 2.02 disclosure. The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.


Item  7.01        Regulation FD Disclosure.

         A copy of the Earnings Announcement is being furnished by being attached hereto as Exhibit 99.1.

         A copy of the Transcript is being furnished by being attached hereto as
Exhibit 99.2.


Item 9.01         Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit Number            Description
         --------------            -----------

         99.1                      Press Release dated March 22, 2005.

         99.2 Transcript from fourth quarter and fiscal year ended December 31, 2004 earnings conference call held on March 23, 2005.

      The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of
      Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FAIRPOINT COMMUNICATIONS, INC.


                                       By:  /s/ Walter E. Leach, Jr.
                                            ------------------------------------
                                            Name:   Walter E. Leach, Jr.
                                            Title:  Senior Vice President and
                                                    Executive Financial Officer


Date:  March 25, 2005